EXHIBIT 10.3

PLACEMENT AGENCY AGREEMENT

February 9, 2023

Ladenburg Thalmann & Co. Inc.

640 Fifth Avenue, 4th Floor

New York, New York 10019

Ladies and Gentlemen:

Introduction. Subject to the terms and conditions herein (this “Agreement”), Midatech Pharma PLC, a public limited company organized under the laws of England and Wales (the “Company”), hereby agrees to allot and issue unregistered American Depositary Shares (the “Unregistered Shares”), unregistered pre-funded warrants to purchase ordinary shares represented by American Depositary Shares (the “Pre-Funded Warrants” and the American Depositary Shares issuable upon exercise of the Pre-Funded Warrants, the “Pre-Funded Warrant Shares), and unregistered warrants to purchase ordinary shares represented by American Depositary Shares (the “Common Warrants”, and together with the Pre-Funded Warrants, the “Warrants”, and the American Depositary Shares issuable upon exercise of the Common Warrants, the “Common Warrant Shares”, and together with the Pre-Funded Warrant Shares, the “Warrant Shares”) (the Unregistered Shares, the Warrants and Warrant Shares, collectively, the “Securities”) directly to various investors (each, an “Investor” and, collectively, the “Investors”) through Ladenburg Thalmann & Co. Inc. (the “Placement Agent”) as placement agent, in accordance with the terms of the securities purchase agreement dated on or about the date hereof (the “Purchase Agreement”) representing an amount of up to an aggregate of $5,999,223. The consideration for the allotment and issue by the Company of the Securities to the Investors will be the transfer by the Placement Agent (in its capacity as subscriber for the JerseyCo Preference Shares) to the Company of 100 fully paid redeemable preference shares of £0.01 each in the capital of Haaland Jersey Limited, a company registered in Jersey with company number 147309 (“JerseyCo”) (the “JerseyCo Preference Shares”) under the terms of a subscription and transfer agreement between the Company, JerseyCo and the Placement Agent dated as of the date hereof (the “Subscription and Transfer Agreement”).

The documents executed and delivered by the Company and the Investors in connection with the Offering (as defined below), including, without limitation, the Purchase Agreement and the Subscription and Transfer Agreement, shall be collectively referred to herein as the “Transaction Documents.” The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering (as defined below).

Defined terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1.            Agreement to Act as Placement Agent.

(a)       On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with a private placement of the Unregistered Shares and the Warrants (such private placement, the “Offering”) with the terms of the Offering to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its “Affiliates” (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective allotment and issuance of the Securities and the Company shall have the sole right to decide whether to allot and issue the Securities in whole or in part.

Subject to the terms and conditions hereof, (i) on the closing date (the “Closing Date”) the Placement Agent agrees with the Company that the Initial Securities will be issued by the Company to the Investors; and (ii) following receipt of Stockholder Approval, the Common Warrants and any additional Pre-Funded Warrant Shares shall be issued to the Investors, in each case (i) and (ii) in consideration for the transfer by the Placement Agent of the JerseyCo Preference Shares to the Company pursuant to the terms of the Subscription and Transfer Agreement.

Subject to the satisfaction or waiver of the conditions in the Purchase Agreement and subject to neither this agreement nor the Subscription and Transfer Agreement having been terminated in accordance with its terms and compliance by the Company and JerseyCo (in relation to the Subscription and Transfer Agreement only) with the provisions of this Agreement and the Subscription and Transfer Agreement, as applicable, the Placement Agent agrees to subscribe and pay JerseyCo for the allotment and issue of the JerseyCo Preference Shares (for itself and on behalf of the Investors) in accordance with the terms of the Subscription and Transfer Agreement, of an amount equal to the aggregate proceeds of the Offering (being US$5,999,223 less those amounts payable pursuant to Section 1(a) and Section 6 below being any commission, fees and expenses (to the extent such have not already been deducted. Without prejudice to the Placement Agent’s obligations under this Agreement, the Placement Agent shall be obliged to make payments under this Section on behalf of the Investors only to the extent payment is received by the Placement Agent from that Investor. This Section shall be without prejudice to the obligations of the Placement Agent to make payment to JerseyCo of the subscription amount for the JerseyCo Preference Shares on the terms of, and subject to the conditions in, the Subscription and Transfer Agreement.

The consideration for the allotment of the Securities shall be the JerseyCo Subscriber’s entire holding of the JerseyCo Preference Shares which shall be transferred to the Company pursuant to the Subscription and Transfer Agreement.

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Subject to admission of the Ordinary Shares to trading on AIM (“Admission”) taking place, the Placement Agent shall in accordance with the Subscription and Transfer Agreement and in its capacity as holder of the JerseyCo instruments of transfer in respect of the JerseyCo Preference Shares held by it (such instruments of transfer to be executed in Jersey and in any event outside of the United Kingdom), by which the JerseyCo Preference Shares are transferred to the Company (or such persons as the Company may direct), provided that such instruments of transfer shall be executed and (at least up to and including delivery of them to, or as may be direct by, the Company) retained outside the United Kingdom.

The delivery of the instruments of transfer referred to in this Section shall constitute the absolute discharge of the Placement Agent’s obligations under this Section.

As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i)       A cash fee equal to 8.0% of the gross proceeds received by the Company from the allotment and issue of the Securities at the closing of the Offering (the “Closing”).

(ii)       A management fee payable in cash equal to 1.0% of the total gross proceeds received by the Company in connection with the Offering.

(iii)      The Company also agrees to reimburse Placement Agent’s expenses up to US$85,000 in the aggregate, which shall be payable immediately upon the Closing of the Offering, in accordance with the terms set forth in that certain Investment Banking Agreement dated September 22, 2022 between the Company and the Placement Agent (the “Investment Banking Agreement”), provided that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement.

As compensation for services rendered, within two (2) Business Days following the receipt of Stockholder Approval, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i)      Such number of ordinary share purchase warrants (the “Placement Agent Warrants”) to the Placement Agent or its designees to purchase ordinary shares represented by American Depositary Shares equal to 4.0% of the aggregate number of Unregistered Shares sold in the Offering. For purposes of clarity, the Placement Agent Warrants are to be issued in connection with this Agreement. The Placement Agent Warrants shall have the same terms as the Common Warrants issued to the Investors in the Offering except that the exercise price shall be 125% of the offering price and shall have an expiration date of three (3) years from the commencement of sales in the Offering.

(ii)      Placement Agent Warrants to the Placement Agent or its designees to purchase up to 393,975 ordinary shares represented by American Depositary Shares. The Placement Agent Warrants shall have and exercise price of $1.25 and shall have an expiration date of three (3) years from the commencement of sales in the Offering.

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(b)       The term of the Placement Agent's exclusive engagement will be as provided in Section 2 of the Investment Banking Agreement. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under FINRA Rule 5110(g)(4)(A), will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

Section 2.            Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of each Closing Date, as follows:

(a)       Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated, including, subject to Stockholder Approval, sufficient authority to allot the Ordinary Shares, hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s Board of Directors or an authorized committee thereof (the “Board of Directors”) or the Company’s stockholders in connection therewith other than in connection with the Required Approvals (as defined in the Purchase Agreement). This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b)       No Conflicts. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated thereby, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) subject to receipt of Stockholder Approval with respect to the Warrant Shares underlying the Common Warrants, conflict with or violate any provision of the Company’s or any subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (as defined in the Purchase Agreement) upon any of the properties or assets of the Company or any subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or subsidiary debt or otherwise) or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect (as defined in the Purchase Agreement).

(c)       Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(d) Reliance. The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(e)       FINRA Affiliations. There are no affiliations with any FINRA member firm that is participating in the Registered Offering among the Company’s officers or directors.

(f)       Representations and Warranties Incorporated by Reference. Each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Investors in the Purchase Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent.

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Section 3.            Delivery and Payment. Closing shall occur at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105 (“Placement Agent Counsel”) (or at such other place as shall be agreed upon by the Placement Agent and the Company). The Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one (1) business day before the time of purchase (as defined below).

Deliveries of the documents with respect to the Offering as set out herein or in the Purchase Agreementshall be made at the offices of Placement Agent Counsel. All actions taken at a Closing shall be deemed to have occurred simultaneously.

Section 4.            Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a)       Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(b)       Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement.

(c)       Depositary. The Company will maintain, at its expense, a depositary for the ordinary shares and American Depositary Shares until such date as no Warrants are outstanding.

(d)       No Manipulation of Price.  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(e)       Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent's prior written consent.

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(f)       Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering.

(g)       Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(h)       Research Matters. By entering into this Agreement, the Placement Agent does not provide any promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent’s selection as a placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent providing favorable or any research coverage of the Company. In accordance with FINRA Rule 2711(e), the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation.

Section 5.            Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a)       No Order; No Objection from the FINRA. No order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Securities and Exchange Commission (the “Commission”) shall have been complied with; and the FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

(b)       Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, and the sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent's counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.

(c)       No Material Adverse Effect. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, in the Placement Agent's sole judgment after consultation with the Company, there shall not have occurred any Material Adverse Effect (as defined in the Purchase Agreement).

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(d)       Opinions of Counsel for the Company. The Placement Agent shall have received on each Closing Date the favorable opinion of Company US Counsel and Company UK Counsel (each as defined in the Purchase Agreement), dated as of such Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(e)       Officers’ Certificate. The Placement Agent shall have received on the Closing Date a certificate of the Company, dated as of such Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that:

(i)       The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date in all material respects;

(ii)       No order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and/or England and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States and/or England;

(f)       Lock-Up Agreements. On the date hereof, the Placement Agent shall have received the executed lock-up agreement, in the form attached hereto as Exhibit A, from each individual and entity listed on Schedule I of the Purchase Agreement.

(g)       Stock Exchange Listing. The Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the ordinary shares and American Depositary Shares under the Exchange Act or delisting or suspending from trading the ordinary shares and American Depositary Shares from the Trading Market, nor shall the Company have received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

(h) Admission. Admission of the ordinary shares underlying the Unregistered Shares shall have occurred.

(i)       Additional Documents. On or before each Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Indemnification and Contribution) and Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

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Section 6.            Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Securities (including all printing and engraving costs); (ii) all fees and expenses of the depositary and/or transfer agent of the Company; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance of the Securities; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company or the Placement Agent in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the securities laws of any other country, and, if requested by the Placement Agent, preparing and printing a “Blue Sky Survey,” an “International Blue Sky Survey” or other memorandum, and any supplements thereto, advising the Placement Agent of such qualifications, registrations and exemptions; (vi) the fees and expenses associated with including the Unregistered Shares and the Warrant Shares on the Trading Market; (vii) all costs and expenses incident to the travel and accommodation of the Company’s and the Placement Agent's employees on the “roadshow,” if any; (viii) all other fees, costs and expenses of the Company related to the Offering; and (ix) as a result of the subscription for, or as a result of any tranfer or cancellation of, any of the JerseyCo Preference Shares pursuant to this Agreement or the Subscription and Transfer Agreement (and all such documents entered into pursuant to such agreements), or as a result of the execution, delivery and performance of the Subscription and Transfer Agreement (or anything done pursuant to the Subscription and Transfer Agreement). The fees and expenses of the Placement Agent’s counsel and any other out-of-pocket expenses of the Placement Agent in connection with the Offering shall be reimbursed by the Company only to the extent set forth in the Investment Banking Agreement.

Section 7.            Indemnification and Contribution. The Company agrees to indemnify the Placement Agent in accordance with the provisions of Exhibit A to the Investment Banking Agreement, which is incorporated by reference herein and made a part hereof.

Section 8.            Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement. A successor to a Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

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Section 9.            Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, telecopied or e-mailed and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, attention: General Counsel, facsimile:

With a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

E-Mail:

Attention: Michael Nertney

If to the Company,

1 Caspian Point

Caspian Way

Cardiff, CF10 4DQ, United Kingdom

E-Mail:

Attention: Chief Executive Officer

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.,

One Financial Center,

Boston, MA 02111

E-Mail:

Attention: Jason S. McCaffrey, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10.            Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 11.            Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

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Section 12.            Governing Law Provisions. This Agreement shall be deemed to have been made and delivered in New York City and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service of process upon the Placement Agent, in any such suit, action or proceeding. Notwithstanding any provision of this Agreement to the contrary, the Company agrees that neither the Placement Agent nor its affiliates, and the respective officers, directors, employees, agents and representatives of the Placement Agent, its affiliates and each other person, if any, controlling the Placement Agent or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by the Company that are finally judicially determined to have resulted from the bad faith, willful misconduct or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 13.            General Provisions.

(a)       This Agreement and the Transaction Documents constitute the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. Notwithstanding anything herein to the contrary, the Investment Banking Agreement between the Company and the Placement Agent, shall continue to be effective and the terms therein shall continue to survive and be enforceable by the Placement Agent in accordance with its terms, including, without limitation, Sections 4(b) and 5 therein with respect to future offerings. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

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(b)       The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arms length, are not agents of, and owe no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

midatech pharma plc
a public limited company organized under the laws of England and Wales

By:	/s/ Stephen Stamp
Name: Stephen Stamp
Title: Chief Executive Officer & Chief Financial Officer

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

LADENBURG THALMANN & CO. INC.

By:	/s/ Nicholas Stergis
Name: Nicholas Stergis
Title: Managing Director

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